Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consisted of the following:

	2024	2023
	In thousands of USD
Buildings	$15,977	$15,935
Furniture and equipment	685	974
Motor vehicles	152	119
Office improvements	1840	1,868
Subtotal	18,654	18,896
Less: accumulated depreciation	(4,961)	(4,270)
Property and equipment, net	$13,693	$14,626